UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K/A
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 2, 2016

Legacy Reserves LP
(Exact Name of Registrant as Specified in Charter)

Delaware	1-33249	16-1751069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 W. WALL ST, SUITE 1800, MIDLAND, TX 79701
(Address of Principal Executive Offices) (Zip Code)

(432) 689-5200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 2, 2016, Legacy Reserves LP (the “Registrant”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report under Item 2.02 the announcement via press release of its financial results for the three months ended September 30, 2016. The Registrant intended to furnish the press release as Exhibit 99.1 to the Original Form 8-K; however, the Registrant’s financial printer incorrectly attached a prior press release of the Registrant as Exhibit 99.1.  This Amendment to the Original Form 8-K furnishes the proper Exhibit 99.1.

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2016, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the Exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated November 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP

Date: November 2, 2016	By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer